PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of February 24, 1999, is entered into between V-ONE CORPORATION, a Delaware corporation ("Grantor"), which has a mailing address at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 76 Batterson Park Road, Farmington, Connecticut 06032-2591.

                                    RECITALS

      A. Grantor and TBCC are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

      B. Grantor is the owner of certain intellectual property, identified below, in which Grantor is granting a security interest to TBCC.

      NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

      1.1 DEFINITIONS. The following terms, as used in this Agreement, have the following meanings:

            "CODE" means the Illinois Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

            "COLLATERAL" means all of the following, whether now owned or hereafter acquired:

                  (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

                  (ii) Each of the patents and patent applications which are presently, or in the future may be, owned, issued to, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

                  (iii) All of Grantor's right to the trademarks and trademark registrations listed on EXHIBIT A attached hereto, as the same may be updated hereafter from time to time;

                  (iv) All of Grantor's right, title, and interest, in and to the patents and patent applications listed on EXHIBIT B attached hereto, as the same may be updated hereafter from time to time;

                  (v) All of Grantor's right, title and interest to register trademarks under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                  (vi) All of Grantor's right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                  (vii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

                  (viii) All general intangibles relating to the foregoing and all other intangible intellectual or other similar property of the Grantor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

                  (ix)  All  products  and   proceeds  of  any  and  all of  the
foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

            "OBLIGATIONS" means all obligations, liabilities, and indebtedness of Grantor to TBCC, whether direct, indirect, liquidated, or contingent, and whether arising under this Agreement, the Loan Agreement, any other of the Loan Documents, or otherwise, including all reasonable costs and expenses as set forth in the Loan Agreement.

      1.2 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this


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

Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against TBCC or Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Grantor, TBCC, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of TBCC and Grantor. Headings have been set forth herein for convenience only, and shall not be used in the construction of this Agreement.

2. GRANT OF SECURITY INTEREST.

      To secure the complete and timely payment and performance of all Obligations, and without limiting any other security interest Grantor has granted to TBCC, Grantor hereby grants, assigns, and conveys to TBCC a security interest in Grantor's entire right, title, and interest in and to the Collateral.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      Grantor hereby represents, warrants, and covenants that:

      3.1 TRADEMARKS; PATENTS. A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Grantor, together with the information in respect of the filing or issuance thereof, is set forth on EXHIBIT A; and a true and complete schedule setting forth all patent and patent applications owned or controlled by Grantor, together with the information in respect of the filing or issuance thereof, is set forth on EXHIBIT B.

      3.2 VALIDITY; ENFORCEABILITY. To Borrower's knowledge, each of the patents and trademarks is valid and enforceable, and Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the patents or trademarks are invalid or unenforceable, or that the use of any patents or trademarks violates the rights of any third person, or of any basis for any such claims.

      3.3 TITLE. Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, trademarks, and trademark registrations set forth in Exhibits A or B, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, and covenants by Grantor not to sue third persons.

      3.4 NOTICE. Grantor has used and will continue to use proper statutory notice in connection with its use of each of the patents and trademarks.

      3.5 QUALITY. Grantor has used and will continue to use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising


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

operations, and will continue to maintain the validity of the trademarks in accordance with prudent business practices.

      3.6 PERFECTION OF SECURITY INTEREST. Except as required under the United States Assignment of Claims Act and for the filing of appropriate financing statements and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by TBCC of its rights hereunder to the Collateral in the United States.

4. AFTER-ACQUIRED PATENT OR TRADEMARK RIGHTS.

      If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to TBCC with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Grantor shall bear any expenses incurred in connection with its future patent applications or trademark registrations. Without limiting Grantor's obligation under this Section 4, Grantor authorizes TBCC to modify this Agreement by amending EXHIBITS A OR B to include any such new patent applications or trademark registrations. Notwithstanding the foregoing, no failure to so modify this Agreement or amend EXHIBITS A OR B shall in any way affect, invalidate or detract from TBCC's continuing security interest in all Collateral, whether or not listed on EXHIBIT A OR B.

5. LITIGATION AND PROCEEDINGS.

      Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to TBCC any information with respect thereto requested by TBCC, but not to the extent that any attorney-client privilege may be waived. TBCC shall provide at Grantor's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following Grantor's becoming aware thereof, Grantor shall notify TBCC of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding Grantor's claim of ownership in any of the patents or trademarks, its right to apply for the same, or its right to keep and maintain such patent or trademark rights.

6. POWER OF ATTORNEY.

      Grantor hereby appoints TBCC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) file this Agreement (or an abstract hereof) or any other document describing TBCC's interest in the Collateral with the United


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

States Patent and Trademark Office; (b) execute any modification of this Agreement pursuant to Section 4 of this Agreement; (c) take any action and execute any instrument which TBCC may deem necessary or advisable to accomplish the purposes of this Agreement; and (d) following an Event of Default (as defined in the Loan Agreement), (i) endorse Grantor's name on all applications, documents, papers and instruments necessary for TBCC to use or maintain the Collateral; (ii) ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; (iii) file any claims or take any action or institute any proceedings that TBCC may deem necessary or desirable for the collection of any of the Collateral or otherwise enforce TBCC's rights with respect to any of the Collateral, and (iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

7. RIGHT TO INSPECT.

      Grantor grants to TBCC and its employees and agents the right to visit Grantor's plants and facilities which manufacture, inspect, or store products sold under any of the patents or trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

8. SPECIFIC REMEDIES.

      Upon the occurrence of any Event of Default (as defined in the Loan Agreement), TBCC shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following:

      8.1 NOTIFICATION. TBCC may notify licensees to make royalty payments on license agreements directly to TBCC;

      8.2 SALE. TBCC may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as TBCC deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Grantor five (5) days prior to such disposition. Grantor shall be credited with the net proceeds of such sale only when they are actually received by TBCC, and Grantor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, TBCC shall also give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held. To the maximum extent permitted by applicable law, TBCC may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by TBCC at such sale.


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

9. GENERAL PROVISIONS.

      9.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Grantor and TBCC.

      9.2 NOTICES. Except to the extent otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the notice provisions of the Loan Agreement.

      9.3 NO WAIVER. No course of dealing between Grantor and TBCC, nor any failure to exercise nor any delay in exercising, on the part of TBCC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by TBCC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by TBCC.

      9.4 RIGHTS ARE CUMULATIVE. All of TBCC's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

      9.5 SUCCESSORS. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of TBCC, except as specifically permitted hereby.

      9.6 SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

      9.7 ENTIRE AGREEMENT. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 4 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving TBCC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to TBCC under the Loan
Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

      9.8 FEES AND EXPENSES. Grantor shall pay to TBCC on demand all costs and expenses that TBCC pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including: (a) reasonable attorneys' and paralegals' fees and disbursements of counsel to TBCC; (b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (c) costs and expenses of lien and title searches; (d) taxes, fees, and other charges for filing this


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

Agreement at the United States Patent and Trademark Office, or for filing financing statements, and continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (e) sums paid or incurred to pay any amount or take any action required of Grantor under this Agreement that Grantor fails to pay or take; (f) costs and expenses of preserving and protecting the Collateral; and (g) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the TBCC arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of such attorneys' and paralegals' fees and costs is intended to survive any judgment, and is not to be deemed merged into any judgment.

      9.9 FURTHER ASSURANCES. At TBCC's request, Grantor shall execute and deliver to TBCC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate TBCC's security interests in the Collateral.

      9.10 RELEASE. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, TBCC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate TBCC's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by TBCC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to TBCC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

      9.11 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS. ALL DISPUTES BETWEEN THE GRANTOR AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE


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

A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. [RESERVED] THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

      9.12 WAIVER OF RIGHT TO JURY TRIAL. TBCC AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND GRANTOR; OR (III) ANY CONDUCT,
ACTS OR OMISSIONS OF TBCC OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

TRANSAMERICA BUSINESS CREDIT            V-ONE CORPORATION
CORPORATION


By:     /s/ Ian Schnider                By:     /s/  Charles B. Griffis
        ---------------------                   -------------------------
Title:  Senior Vice President           Title   Senior Vice President and
        ---------------------                   Chief Financial Officer
                                                -------------------------

                                   EXHIBIT "A"
                                   -----------

                              REGISTERED TRADEMARKS
                              ---------------------


TRADEMARK                       REGISTRATION DATE          REGISTRATION NO.
---------                       -----------------          ----------------


SECURITY FOR A
CONNECTED WORLD                 17 Mar 1998                2145060
SMARTCAT                        02 July 1996               1983774
SMARTGATE                       10 Feb 1998                2136175
SMARTWALL                       19 Mar 1996                1963260
V-ONE                           13 Jan 1998                2128458
V-ONE (STYLIZED)                20 Feb 1996                1957890


                               PENDING TRADEMARKS
                               ------------------

TRADEMARK                       FILING DATE                SERIAL NO.
---------                       -----------                ----------


AIR SMARTPASS                   21 Sep 1998                75/559332
AIRSMARTGATE                    27 Oct 1998                75/583848
DMSGATE                         14 Apr 1997                75/273621
GATE TECHNOLOGY                 25 Feb 1997                75/251184
KRAKIT                          08 Aug 1997                75/338172
MAXVPN                          27 Mar 1998                75/458405
MULTI-ACCESS VPN                17 Sep 1997                75/358493
SECUREPAGE                      04 May 1998                75/480638
SMARTADMIN                      24 Feb 1997                75/246218
SMARTFILE                       23 Jan 1997                75/229486
SMARTPASS                       24 Feb 1997                75/246217
SMARTSEAL                       24 Feb 1997                75/246213
TRUSTED FIRST PARTY             04 May 1998                75/480639
VIRTUAL PRIVATE NETWORK         17 Sept 1997               75/358492
V-ONE VIRTUAL OPEN
NETWORK ENVIRONMENT
AND DESIGN                      29 Mar 1996                75/081197

                                   EXHIBIT "B"
                                   -----------

                                     PATENTS
                                     -------


PATENT DESCRIPTION/TITLE      ISSUE DATE     PATENT NO.    NAME OF INVENTOR
------------------------      ----------     ----------    ----------------


Token Distribution,           7/21/98        5,784,463     James F. Chen
Registration, And                                          Jieh-Shan Wang
Dynamic Configuration Of
User Entitlement For An
Application Level
Security System And Method


Counterfeit Proof             12/2/97        5,694,471     James F. Chen
Identification Card                                        Jieh-Shan Wang


Application Level Security    2/11/97        5,602,918     James F. Chen
System And Method                                          Jieh-Shan Wang


Electronic Payment System     12/31/96       5,590,197     James F. Chen
And Method                                                 Jieh-Shan Wang

                              PATENT APPLICATIONS
                              -------------------


DESCRIPTION                   FILING DATE    SERIAL NO.    NAME OF INVENTOR
-----------                   -----------    ----------    ----------------


Key Encryption System         12/31/97       09/001,463    Steven R. Wright
And Method, Pager Unit,                                    Christopher T. Brook
And Pager Proxy, For A
Two-Way Alphanumeric
Pager Network


Session Key Recovery System   11/26/97       08/980,064    Leroy K. Stanton
And Method                                                 Steven R. Wright
                                                           Christopher T. Brook
                                                           Russell F. Loane

Multi-Access Virtual          8/26/97        08/917,341    James F. Chen
Private Network                                            Jieh-Shan Wang
                                                           Christopher T. Brook
                                                           Francis Garvey

File Encryption With          7/15/97        08/892,947    Leroy K. Stanton
Key Recovery                                               Christopher T. Brook
                                                           Jieh-Shan Wang
                                                           James F. Chen